Cartoon Acquisition, Inc., Form 8-K Current Report dated September 8, 2006

Exhibit 10.4

(Reproduction of) Non-Negotiable Form of Promissory Note to Michael H. Troso by Randolph S. Hudson

PROMISSORY NOTE

September 12, 2005                                                                                                                                                                                                                                                                                $8,300

     FOR VALUE RECEIVED, Randolph S. Hudson, an individual principally residing in the State of New York, entitled to receive mail at Post Office Box 103, Wyoming, New York 14591-0103 (the "Maker"), promises to pay to the order of Michael H. Troso, an individual principally residing in the State of Florida, maintaining an address at 217 Sand Dollar Road, Indialantic, Florida 32903 (the "Holder"), or at such other place as the Holder hereof may from time to time designate in writing, in lawful money of the United States of America, the principal sum of Eight Thousand Three Hundred and 00/100 ($8,300).

1.	Payment Terms. The Maker shall pay the principal together with all accrued interest in one installment of $8,300 or by default until such date as the entire principal balance has been fully paid.

The payment is due and payable to the Holder hereof on the occurrence of the date of a change in control of Montana Acquisition Corporation, a Delaware corporation (or in its lawful successor) ("Montana"); whereby the corporation owned by the holder, named "M. H. T. of Brevard, Inc.", a Florida corporation, disposes of a five per cent (5%) or greater ownership interest in Montana.

2.	Prepayment Permitted. The Maker shall have the right to prepay the unpaid principal thereon in whole or in part at any time at his option, without penalty before the date upon which the principal and interest hereon are due and payable to the Holder hereof.

3.	Security. This Note is unsecured.

4.	Default. If the Maker shall fail to make full payment hereunder within ten (10) calendar days of the date when due, the Holder of this Note shall have the right to accelerate this Note and to cause all of the unpaid principal of this Note to become immediately due and payable without notice or demand, and said unpaid principal shall bear interest from such date of default at the maximum rate permitted by law and compounded annually; it being agreed that any delinquent and unpaid interest not paid when due shall, at the option of the Holder hereof, be added to the principal and shall draw interest at the rate provided in this paragraph. Failure to exercise any option shall not constitute a waiver of any right of the Holder hereof to exercise the same in the event of any subsequent default.

5.	Collection Costs. In the event that suit be brought hereon to collect the Maker's obligation hereunder, or an attorney be employed by Holder to compel Maker's payment of this Note, or any portion of the indebtedness evidenced hereby, the Maker promises to pay all such reasonable expenses and attorneys' fees and disbursements, including all fees and costs incurred by the Holder of this Note on appeal and in connection with any bankruptcy proceeding.

6.	Waiver of Presentment, Notice, Etc. The Maker of this Note hereby waives presentment, protest and demand, notice of protest and demand, notice of dishonor and/or nonpayment, and specifically consents to waive notice of (a) any renewals or extensions of this Note, whether made in favor of the Maker or any other person or entities and (b) the release, addition, or substitution of any party directly or indirectly liable for the obligations and indebtedness represented hereby.

Troso Promissory Note, September 12, 2005, Page 1 of 2

Cartoon Acquisition, Inc., Form 8-K Current Report dated September 8, 2006

Exhibit 10.4

(Reproduction of) Non-Negotiable Form of Promissory Note to Michael H. Troso by Randolph S. Hudson

7.	Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York, without reference to principles governing choice or conflicts of laws.

8.	No Waiver. The failure of the Holder of this Note at any time to require performance by the Maker of any one or more of the provisions of this Note shall not affect the right to require such performance at any time thereafter, nor shall the waiver by the Holder hereof of a breach of any term or provision of this Note be interpreted or held to be a waiver of any succeeding breach of such term or provision or as a waiver of the term or provision itself.

     IN WITNESS WHEREOF, the Maker has executed this Note as of the day, month, and year first written above.

RANDOLPH S. HUDSON, An individual ("Maker") [NON-NEGOTIABLE FORM OF NOTE FOR SEC FILING AND ILLUSTRATIVE PURPOSES ONLY.]

_____________________________________________ Randolph S. Hudson

NOTICE TO HOLDER OR OTHER HAVING ANY MATERIAL INTEREST HEREIN: ANY FACSIMILE OF THIS NOTE IS NOT VALID FOR REDEMPTION OR FOR ANY OTHER PURPOSE. A LIGHT GREEN BACKGROUND APPEARS BEHIND THE SIGNATURE, THE SIGNATURE IS IN BLACK INK, AND THIS NOTICE APPEARS IN A LIGHT BLUE BANNER WITH A PINK BACKGROUND, RED TEXT ON YELLOW CANVAS. THE MAKER WILL DISHONOR THIS NOTE IF ANY ALTERATIONS HAVE MADE HEREUPON. THE FIRST PAGE OF THIS NOTE BEARS A PURPLE WATERMARK NEAR THE PAPER'S RIGHT EDGE.

Troso Promissory Note, September 12, 2005, Page 2 of 2